AMENDMENT TO INDEPENDENT CONSULTANT

                              CONTRACT FOR SERVICES

         This Amendment to Independent Consultant Contract for Services (this "Amendment") dated as of December 31, 2003, is made by and between SONOMAWEST HOLDINGS, INC., a California corporation ("Client"), and DAVID J. BUGATTO ("Consultant") for the purpose of amending certain provisions of that Independent Consultant Contract for Services dated as of July 17, 2001 between the Client and Consultant (the "Contract").


                                    RECITALS

         WHEREAS, the parties hereto desire to amend the Contract in certain respects and except as set forth herein, the Contract shall remain unchanged.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:


                                    AGREEMENT

         SECTION A. TERM AND TERMINATION. The termination date of December 31, 2003 set forth in Section 5(a)(iii) of the Contract is hereby deleted and replaced with June 30, 2004. All later references to the term in the Contract shall hereinafter refer to this amount.

         SECTION B. EFFECT OF AMENDMENT. Except to the extent the Contract is modified by this Amendment, the remaining terms and conditions of the Contract shall remain unmodified and in full force and effect. In the event of conflict, between the terms and conditions of the Contract and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control.

         SECTION C. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by its officers thereunto duly authorized as of the first date written above.

  /s/ David J. Bugatto                       SONOMAWEST HOLDINGS, INC.,
----------------------------------           a California corporation
David J. Bugatto

                                             By:  /s/ Roger S. Mertz
                                             ----------------------------
                                             Name: Roger S. Mertz
                                             Title: Chairman of the Board